UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	001-39678	59-2219994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 529-2300

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2026, Sanara MedTech Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). A total of 6,701,593 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2026, as supplemented on such date.

Proposal 1: Election of (i) Seth D. Yon, (ii) Ronald T. Nixon, (iii) Robert A. DeSutter, (iv) Roszell Mack III, (v) Eric D. Major, (vi) Keith G. Myers, (vii) Sara N. Ortwein, (viii) Ann Beal Salamone and (ix) Eric D. Tanzberger to the Board of Directors of the Company, each to serve for a one-year term until the annual meeting of shareholders to be held in 2027 and until his or her successor is elected and qualified.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Seth D. Yon	5,390,547	14,240	1,296,806
Ronald T. Nixon	5,150,750	254,037	1,296,806
Robert A. DeSutter	5,076,342	328,445	1,296,806
Roszell Mack III	5,140,501	264,286	1,296,806
Eric D. Major	5,140,475	264,312	1,296,806
Keith G. Myers	5,295,749	109,038	1,296,806
Sara N. Ortwein	5,152,483	252,304	1,296,806
Ann Beal Salamone	5,133,487	271,300	1,296,806
Eric D. Tanzberger	5,139,360	265,427	1,296,806

Proposal 2: Ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes Cast For	Votes Cast Against	Abstentions
6,696,035	2,198	3,360

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
5,280,546	57,530	66,711	1,296,806

Proposal 4: Approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
991,414	51,146	4,296,133	66,094	1,296,806

The proposals described above were acted upon by the Company’s shareholders at the Annual Meeting and received a sufficient number of votes to be approved.

Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes on the compensation of the Company’s named executive officers every three years. This policy will remain in effect until the next shareholder vote on the frequency of advisory votes on executive compensation, which is expected to occur at the Company’s annual meeting of shareholders to be held in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 9, 2026

Sanara MedTech Inc.

		By:	/s/ Elizabeth B. Taylor
		Name:	Elizabeth B. Taylor
		Title:	Chief Financial Officer